Exhibit 99.1
Lightning eMotors Reports Financial Results
for First Quarter 2023

•GAAP revenue of $1.3 million, after $2.3 million of recall-related costs
•Adjusted revenue of $3.6 million from sales of 29 units; produced 53 units during the quarter
•Today announced funding commitment with Yorkville Advisors to provide up to $50 million of capital
•Recent contract to sell 126 Lightning ZEV3 and ZEV4 cargo vans, passenger vans and shuttle buses to new Canadian customer expected to contribute to Q2 and Q3 revenue
•Strong order momentum in Type A zero-emission school buses through partnership with Collins Bus

LOVELAND, Colorado, May 17, 2023 – Lightning eMotors, Inc., a leading provider of zero-emission powertrains and medium-duty and specialty commercial electric vehicles for fleets, today announced consolidated results for the first quarter ended March 31, 2023.

“I’m very excited about the progress we made in Q1 on our portfolio transition. Customer feedback on our new Class 4 vehicles built on the GM platform has been very positive,” stated Tim Reeser, Lightning Co-founder and CEO. “The large Macnab order announced Friday, plus sizeable orders for Type A school buses from Collins Bus Corporation are driving growth in our business in the near term. We are also seeing strong demand momentum for shuttle buses and other Class 4 zero-emission vehicles. Further, initial customer response to our Lightning Mobile DC Fast Charger has been tremendous. We believe we are on track to achieve our stated annual revenue guidance of $35-50 million. As government incentive programs take hold, we are helping customers navigate the application process and are seeing orders. While focusing on the revenue growth opportunities before us, we also have taken actions to reduce our expense structure and secure new growth capital.”

“The lower GAAP revenue resulted from booking the apportioned cost of an accommodation we made to support our customers, as we bought back vehicles with defective Romeo batteries. Many of those customers have placed new orders with us, and some have already received their new vehicles in Q2.”

“Today we announced an agreement with Yorkville Advisors that will provide us with up to $50 million of capital that we plan to use to fund our growth strategy,” said David Agatston, CFO of Lightning. “We believe this funding commitment from Yorkville is a strong endorsement of Lightning’s ability to attract new capital and provide returns for investors.”

First Quarter 2023 Financial Results

First quarter production was 53 units (vehicles and powertrains), down from 74 units in Q1 2022. Unit sales were 29, compared to 68 in the year-ago quarter. First quarter revenue was $1.3 million, compared to $5.4 million for the prior-year quarter. Excluding customer refunds, adjusted revenue was $3.6 million.

First quarter net loss was $23.4 million, or $4.89 per diluted share, compared to net loss of $10.8 million, or $2.86 per diluted share, during the first quarter of last year.

First quarter adjusted EBITDA loss was $19.7 million, compared to a loss of $14.8 million during the same period in the prior year. Adjusted revenue and adjusted EBITDA are non-GAAP measures. See explanatory language and reconciliation to the GAAP measures below.

Guidance

Based on current demand and supply conditions, the Company reiterates its prior 2023 guidance:

•2023 revenue to be in the range of $35 million to $50 million
•2023 unit sales to be in the range of 300 to 400 units
•2023 unit production to be in the range of 400 to 450 units

Webcast and Conference Call Information

Company management will host a conference call on Wednesday, May 17, 2023, at 8:30 a.m. Eastern Time, to discuss the Company's financial results.

Interested investors and other parties can listen to a webcast of the live conference call and access the Company’s first quarter update presentation by logging onto the Investor Relations section of the Company's website at ir.lightningemotors.com.

The conference call can be accessed live over the phone by dialing (877) 407-6910 (domestic) or +1 (201) 689-8731 (international).

About Lightning eMotors

Lightning eMotors (NYSE: ZEV) has been providing specialized and sustainable fleet solutions since 2009, deploying complete zero-emission-vehicle solutions for commercial fleets since 2018 – including cargo and passenger vans, ambulances, shuttle buses, Type A school buses, work trucks, city buses, and motor coaches. The Lightning eMotors team designs, engineers, customizes, and manufactures zero-emission vehicles to support the wide array of fleet customer needs with a full suite of control software, telematics, analytics, and charging solutions to simplify the buying and ownership experience and maximize uptime and energy efficiency. To learn more, visit our website at lightningemotors.com.

Investor Relations Contact:
Brian Smith
(800) 223-0740
ir@lightningemotors.com

Media Relations Contact:
Nick Bettis
(800) 223-0740
pressrelations@lightningemotors.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the financial statements of Lightning eMotors (including guidance), its product and customer developments, its expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenues and expenses, its expectations regarding the availability and timing of components and supplies and the business plans of Lightning eMotors’ management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of Lightning eMotors considering their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on Lightning eMotors as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Lightning eMotors will be those anticipated. These forward-looking statements contained in this press release are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions and other factors, many of which are described in our most recent annual report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission, include, but are not limited to: (i) those related to our operations and business and financial performance; (ii) our ability to service our debt; (iii) our ability to have access to an adequate supply of motors, chassis and other critical components for our vehicles on the timeline we expect (iv) our ability to attract and retain customers; (v) our ability to generate revenue or sales; (vi) the success of our customers' development programs which will drive future revenues; (vii) our ability to execute on our business strategy; (viii) our ability to compete effectively; (ix) our ability to maintain the New York Stock Exchange’s listing standards, (x) potential business and supply chain disruptions, including those related to physical security threats, information technology or cyber-attacks, epidemics, pandemics, sanctions, political unrest, war, terrorism or natural disasters; (xi) macroeconomic factors, including current global and regional market conditions, commodity prices, inflation and deflation; (xii) federal, state, and local laws, regulations and government incentives, particularly those related to the commercial electric vehicle market; (xiii) the volatility in the price of our securities due to a variety of factors, including changes in the competitive industries in which we operate, variations in operating performance across competitors, changes in laws and regulations affecting our business and changes in the capital structure; (xiv) planned and potential business or asset acquisitions or combinations; (xv) the size and growth of the markets in which we operate; (xvi) the mix of products utilized by our customers and such customers’ needs for these products and their ability to obtain financing; (xvii) market acceptance of new product offerings; and (xviii) our funding and liquidity plans. Moreover, we operate in a competitive and rapidly changing environment, and new risks may emerge from time to time. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as may be required under applicable securities laws.

Lightning eMotors, Inc.
Consolidated Balance Sheets
(in thousands, except share data)

	March 31, 2023	December 31, 2022
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$35,447	$56,011
Accounts receivable, net of allowance of $2,989 and $2,028 as of March 31, 2023 and December 31, 2022, respectively	10,901	9,899
Inventories	46,988	47,066
Prepaid expenses and other current assets	7,826	9,401
Total current assets	101,162	122,377
Property and equipment, net	12,475	11,519
Operating lease right-of-use asset, net	7,411	7,735
Other assets	1,770	1,928
Total assets	$122,818	$143,559
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$5,228	$7,961
Accrued expenses and other current liabilities	11,912	6,270
Warrant liability	54	60
Current portion of operating lease obligation	1,734	1,649
Total current liabilities	18,928	15,940
Long-term debt, net of debt discount	52,755	62,103
Operating lease obligation, net of current portion	7,262	7,735
Derivative liability	26	78
Earnout liability	1,859	2,265
Other long-term liabilities	851	880
Total liabilities	81,681	89,001
Stockholders’ equity
Preferred stock, par value $0.0001, 1,000,000 shares authorized and no shares issued and outstanding as of March 31, 2023 and December 31, 2022	—	—
Common stock, par value $0.0001, 250,000,000 shares authorized as of March 31, 2023 and December 31, 2022; 5,652,448 and 4,492,157 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	1	1
Additional paid-in capital	230,965	220,951
Accumulated deficit	(189,829)	(166,394)
Total stockholders’ equity	41,137	54,558
Total liabilities and stockholders’ equity	$122,818	$143,559

Lightning eMotors, Inc.
Consolidated Statements of Operations
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
Revenue, net of customer refunds	$1,311	$5,412
Cost of revenues	8,152	7,722
Gross loss	(6,841)	(2,310)
Operating expenses
Research and development	2,087	1,942
Selling, general and administrative	14,848	11,599
Total operating expenses	16,935	13,541
Loss from operations	(23,776)	(15,851)
Other (income) expense, net
Interest expense, net	3,129	3,861
(Gain) loss from change in fair value of warrant liabilities	(6)	(188)
(Gain) loss from change in fair value of derivative liability	(39)	(2,555)
(Gain) loss from change in earnout liability	(406)	(6,172)
Gain on extinguishment of debt	(2,965)	—
Other expense (income), net	(54)	(41)
Total other (income) expense, net	(341)	(5,095)
Net income (loss)	$(23,435)	$(10,756)
Net income (loss) per share, basic	$(4.89)	$(2.86)
Net income (loss) per share, diluted	$(4.89)	$(2.86)
Weighted-average shares outstanding, basic	4,794,178	3,756,402
Weighted-average shares outstanding, diluted	4,794,178	3,756,402

Lightning eMotors, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities
Net income (loss)	$(23,435)	$(10,756)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	532	361
Provision for doubtful accounts	961	48
Provision for inventory obsolescence and write-downs	3,256	95
Loss (gain) on disposal of fixed asset	—	—
Gain on extinguishment of debt	(2,965)	—
Change in fair value of warrant liability	(6)	(188)
Change in fair value of earnout liability	(406)	(6,172)
Change in fair value of derivative liability	(39)	(2,555)
Stock-based compensation	1,442	972
Amortization of debt discount	2,171	2,119
Non-cash impact of operating lease right-of-use asset	324	267
Changes in operating assets and liabilities:
Accounts receivable	(1,963)	213
Inventories	(3,178)	(2,785)
Prepaid expenses and other assets	1,695	80
Accounts payable	(2,736)	(898)
Accrued expenses and other liabilities	5,496	3,057
Net cash used in operating activities	(18,851)	(16,142)
Cash flows from investing activities
Purchase of property and equipment	(1,673)	(2,024)
Proceeds from disposal of property and equipment	—	—
Net cash used in investing activities	(1,673)	(2,024)
Cash flows from financing activities
Payments on finance lease obligations	(45)	(15)
Proceeds from exercise of stock options	7	6
Tax withholding payment related to net settlement of equity awards	(2)	—
Net cash (used in) provided by financing activities	(40)	(9)
Net (decrease) increase in cash	(20,564)	(18,175)
Cash - Beginning of period	56,011	168,538
Cash - End of period	$35,447	$150,363

Supplemental cash flow information - Cash paid for interest	$381	$113
Significant noncash transactions
Conversion of convertible notes for common stock	$8,567	$—
Property and equipment included in accounts payable and accruals	(223)	387
Finance lease right-of-use asset in exchange for a lease liability	—	183
Inventory repossessed for accounts receivable	—	—

Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we believe the following non-GAAP measures are useful in evaluating our operational performance. We use the following non-GAAP financial information among other operational metrics to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors in assessing our operating performance. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

EBITDA and Adjusted EBITDA

EBITDA is defined as net income (loss) before depreciation and amortization and interest expense. Adjusted EBITDA is defined as net income (loss) before depreciation and amortization, interest expense, stock-based compensation, gains or losses related to the change in fair value of warrant, derivative and earnout share liabilities and other non-recurring costs determined by management, such as gains or losses on extinguishment of debt and losses related to the Romeo battery recall.  EBITDA and adjusted EBITDA are intended as supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. We believe that using EBITDA and adjusted EBITDA provide an additional tool for investors to use in evaluating ongoing operating results and trends while comparing our financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that when evaluating EBITDA and adjusted EBITDA we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of EBITDA and adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate EBITDA and adjusted EBITDA in the same fashion.

Because of these limitations, EBITDA and adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using EBITDA and adjusted EBITDA on a supplemental basis. You should review the reconciliations of net income (loss) to EBITDA and adjusted EBITDA below and not rely on any single financial measure to evaluate our business.

The following table reconciles net income (loss) to EBITDA and adjusted EBITDA for the three months ended March 31, 2023 and 2022:

	Three Months Ended March 31,
	2023		2022
Net income (loss)	$(23,435)		$(10,756)
Adjustments:
Depreciation and amortization	532		11
Interest expense, net	3,129		3,861
EBITDA	$(19,774)		$(6,884)
Stock-based compensation	1,442		972
(Gain) loss from change in fair value of warrant liabilities	(6)		(188)
(Gain) loss from change in fair value of derivative liability	(39)		(2,555)
(Gain) loss from change in earnout liability	(406)		(6,172)
Gain on extinguishment of debt	(2,965)	0	—
Romeo battery recall	2,025		—
Adjusted EBITDA	$(19,723)		$(14,827)

Adjusted Revenue

Adjusted revenue is defined as revenue before customer refunds. The following table reconciles revenue, net of customer refunds and adjusted revenue for the three months ended March 31, 2023 and 2022:

	Three Months Ended March 31,
	2023	2022
Revenue, net of customer refunds	$1,311	$5,412
Customer refunds	2,255	—
Adjusted Revenue	$3,566	$5,412
9